                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-24527, No. 33-65002, No. 33-65004, No. 33-58657, No. 333-04169, No.
333-56593, No. 333-40328, No. 333-64106 and No. 33-65724 of Quiksilver, Inc. on
Form S-8 of our report, dated December 18, 2001, appearing in the Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 2001.



DELOITTE & TOUCHE LLP

Costa Mesa, California
January 24, 2002